UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025 (October 30, 2025)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 5, 2025, Professional Diversity Network, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor shares of its common stock, par value $0.01 per share (“Common Stock”), in one or more pre-paid advance purchases (each, a “Pre-Paid Purchase” and collectively, the “Pre-Paid Purchases”) for an aggregate purchase price of up to $20,000,000 for a period of two (2) years from September 5, 2025.

On October 30, 2025, the Company and the Investor entered into a side letter agreement (the “Side Letter”), with respect to the Securities Purchase Agreement, pursuant to which, the Investor agreed to release $1,000,000 within one (1) business day from the filing of the Prospectus Supplement (as defined below), from the deposit account (the “Deposit Account”) of the Company’s wholly-owned subsidiary, IPDN Holdings, LLC, a Utah limited liability company (“IPDN Holdings”), maintained in connection with the Securities Purchase Agreement, subject to certain conditions, including (i) the Company’s withdrawal of its previously filed registration statement on Form S-1 for the registration of certain securities issuable in connection with the Securities Purchase Agreement, (ii) the filing of a new prospectus supplement (the “Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-282831) to register up to $3,250,000 shares of Common Stock issuable under the initial Pre-Paid Purchase in the principal amount of up to $8,655,000 (the “Initial Pre-Paid Purchase”) under the Securities Purchase Agreement, and (iii) the filing of a new registration statement on Form S-1 for the registration of at least 8,250,000 shares of Common Stock issuable to the Investor in connection with the Securities Purchase Agreement within twenty (20) days of the date of the Side Letter.

Concurrently with the filing of this Current Report on Form 8-K (this “Form 8-K”), the Company is filing the Prospectus Supplement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of up to $3,250,000 shares of Common Stock issuable to the Investor under the Initial Pre-Paid Purchase.

The foregoing descriptions of the Side Letter and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1 to this Form 8-K, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Loeb & Loeb LLP
10.1	Side Letter, dated October 30, 2025, by and between Professional Diversity Network, Inc., Inc. and Streeterville Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: October 31, 2025	By:	/s/ Yiran Gu
	Name:	Yiran Gu
	Title:	Chief Financial Officer